SEI EXCHANGE TRADED FUNDS

SEI Ang U.S. Research Enhanced U.S. Large Cap ETF
(the "Fund")

Supplement dated August 21, 2026 to the
Statement of Additional Information (the "SAI") dated June 30, 2026

This supplement provides new and additional information beyond that contained in the SAI and should be read in conjunction with such SAI.

The SAI is hereby amended and supplemented to reflect the following change to the Fund.

Change in Creation Unit Size

Effective August 28, 2026, the number of Fund shares that constitute a Creation Unit will change from 100,000 shares to 50,000 shares, and the approximate value of such Creation Unit will increase to $1,250,000.

Accordingly, in the section titled "Creation and Redemption of Creation Units," under the sub-section titled "General," the table thereunder is hereby deleted and replaced with the following:

	Shares Per Creation Unit	Approximate Value Per Creation Unit (USD)
SEI Ang Research Enhanced U.S. Large Cap ETF	50,000	$1,250,000

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1650 (08/26)